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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2005


                               BPI Industries Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada             001-32695                  75-3183021
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


  30775 Bainbridge Road, Suite 280, Solon, Ohio                   44139
 -----------------------------------------------                ----------
    (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (440) 248-4200
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

[Item 1.01]

On December 13, 2005, BPI Industries Inc. issued the press release filed as
Exhibit 99.1 hereto.





Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

99.1    Press Release, dated December 13, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BPI Industries Inc.

                                 By: /s/ George J. Zilich
                                     --------------------------------
                                     George J. Zilich
                                     Chief Financial Officer and General Counsel

Date: December 13, 2005

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             --------------------------------------------------------

99.1                    Press Release, dated December 13, 2005.

                             MATERIAL CHANGE REPORT

                      pursuant to subsection 7.1 (2) OR (3)
                          of National Instrument 51-102


Item 1.         Reporting Issuer
                ----------------

                BPI Industries Inc.
                30775 Bainbridge Road, Suite 280
                Solon, OH  44139


Item 2.         Date of Material Change
                -----------------------

                December 13, 2005


Item 3.         News Release
                ------------

                The Issuer issued a News Release dated December 13, 2005, which was disseminated via Business Wire and Stockwatch, pursuant to section 7.1 of National Instrument 51-102


Item 4.         Summary of Material Change
                --------------------------

                BPI Industries Begins Doing Business as BPI Energy


Item 5.         Full Description of Material Change
                -----------------------------------


                BPI Industries Begins Doing Business as BPI Energy


Cleveland, OH--December 13, 2005--BPI Industries Inc. (BPI) (AMEX:BPG) (TSX VENTURE:BPR), an independent energy company engaged in the exploration, development and commercial sale of coalbed methane (CBM) in the Illinois Basin, today announced that it will begin doing business as BPI Energy effective immediately.

"The name change, part of a corporate identity initiative designed to increase awareness of our company, more accurately reflects our business," said BPI President and Chief Executive Officer James G. Azlein. "Moreover, as we begin trading on the Amex today, we felt the time was appropriate to better align our identity with our operations."

The company expects to conduct a special meeting of shareholders to submit the name change to a shareholder vote in the near future.

To be added to BPI Energy's e-mail distribution list, please click on the link below: http://www.clearperspectivegroup.com/clearsite/bpi/emailoptin.html
       ------------------------------------------------------------------

About BPI Energy

BPI Energy (BPI) is an independent energy company engaged in the exploration, production and commercial sale of coalbed methane (CBM) in the Illinois Basin, which covers approximately 60,000 square miles in Illinois, southwestern Indiana and northwestern Kentucky. The company currently controls the dominant CBM acreage position in the Illinois Basin at 418,435 acres.

Some of the statements contained in this press release may be deemed to be forward-looking in nature, outlining future expectations or anticipated operating results or financial conditions. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results or conditions to differ materially from the information expressed or implied by these forward-looking statements. Some of the factors that could cause actual results or conditions to differ materially from the Company's expectations include: (1) inability to obtain financing to fund its current plan of operations; (2) failure of wells drilled by BPI to be commercially productive; (3) unexpected drilling conditions; (4) inability to obtain drilling equipment; (5) inability to maintain acreage rights in the Illinois Basin or to avoid disputes over the extent of its property rights; and
(6) an unexpected decline in natural gas prices. Any forward-looking statements made by the Company in this press release or elsewhere are based on currently available information and speak only as of the date hereof and thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no duty to update these forward-looking statements due to new information or as a result of future events.

News releases and other information on the company are available on the Internet at: http://www.bpi-energy.com.
    -------------------------

CONTACT:

BPI Investor Relations
Clear Perspective Group, LLC
Matthew J. Dennis, CFA
Sr. Managing Director
(440) 353-0552


Item 6.         Reliance on subsection 7.2(2) or (3) of National Instrument
                ----------------------------------------------------------------
                51-102
                ------

                Not applicable. This report is not being filed on a confidential basis.


Item 7.         Omitted Information
                -------------------

                Not applicable.


Item 8.         Executive Officer
                -----------------

                To obtain further information, contact James Azlein, President of the Issuer, at (440) 248-4200 or jazlein@bpi-industries.com.

Item 9.         Date of Report
                --------------

                December 13, 2005